UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21901

Exact name of registrant as specified in charter:	Aberdeen Global Dynamic Dividend Fund

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Item 1. Reports to Stockholders.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Dynamic Dividend Fund (formerly, Alpine Global Dynamic Dividend Fund) (the “Fund”) for the six-month period ended April 30, 2019. The Fund’s investment objective is to seek high current dividend income more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

Total Investment Return

For the six-month period ended April 30, 2019, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	6.6%
Market Price*	9.2%
MSCI All Country World Index[1]	9.7%

*assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Adviser (page 3) and Total Investment Returns (page 5).

NAV, Market Price and Discount

	NAV	Closing Market Price	Discount
On 04/30/2019	$11.05	$9.70	12.2%
On 10/31/2018	$10.80	$9.25	14.4%

Throughout the six-month period ended April 30, 2019, the Fund’s NAV was within a range of $9.68 to $11.13 and the Fund’s market price was within a range $8.23 to $9.81. Throughout the six months ended April 30, 2019, the Fund’s shares traded within a range of a discount of 10.4% to 17.7%.

Distributions

Distributions to common shareholders for the twelve months ended April 30, 2019 totaled $0.78 per share. Based on the market price of $9.70 on April 30, 2019, the distribution rate over the twelve-month period ended April 30, 2019 was 8.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 9, 2019 and June 11, 2019, the Fund announced that it would pay on May 31, 2019 and June 28, 2019, respectively, a distribution of U.S. $0.065 per share to all shareholders of record as of May 22, 2019 and June 21, 2019.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital. This policy is subject to an annual review as well as regular review at the Board of Trustees of the Fund’s (the “Board”) quarterly meetings, unless market conditions require an earlier evaluation.

Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2019, the Fund did not repurchase any shares through the Program.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Fund’s Form N-Q filings and Forms N-PORT are available on the SEC’s website at http://www.sec.gov. The Fund makes the information on Form N-Q (or the exhibit to Form N-PORT) available upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

1                   The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged index considered representative of developed and emerging market stock markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Global Dynamic Dividend Fund     1

Letter to Shareholders (unaudited) (concluded)

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund, and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services they provide to the Fund. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity e.g., no owner-generated activity for a certain period), returned mail e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenagd.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•    Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•    Email: Investor.Relations@aberdeenstandard.com; or

•    Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

2    Aberdeen Global Dynamic Dividend Fund

Report of the Investment Adviser (unaudited)

Market/economic review

After a weak start, global equities rallied and generated strong results in aggregate over the six-month period ended April 30, 2019. Global stock markets initially declined due to signs of moderating global economic growth, the U.S.-China trade rift, concerns over U.S. Federal Reserve (Fed) interest-rate hikes, Brexit uncertainties and other issues. Global equities then rallied over the last four months of the reporting period, driven partially by the Fed indicating a pause from further rate hikes and several other central banks announcing accommodative monetary policy measures. Additionally, corporate profits in many cases exceeded the market’s expectations and there were signs of progress on the U.S.-China trade front. Against this backdrop, the U.S. broader-market S&P 500 Index1 hit several all-time highs in April 2019.

Fund performance review

The Fund returned 6.6% on a net asset value (NAV) basis for the six-month period ended April 30, 2019, underperforming the 9.7% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index.

At the individual stock level, key detractors from the Fund’s relative performance for the period were holdings in Kraft Heinz Co., Swedbank and FedEx Corp. Kraft Heinz Co. is a U.S.-based food company that was formed by the merger of Kraft Foods and Heinz in July 2015. The company’s shares moved lower as the company reported relatively weak results for the fourth quarter of its 2018 fiscal year, with both revenues and earnings generally falling short of the market’s expectations. Additionally, the company took a $15 billion write-down and cut its dividend during the reporting period. Shares of Swedbank, a banking group headquartered in Stockholm, Sweden, declined as the company faced accusations of being involved with money laundering and subsequently dismissed its chief executive officer. Shares of FedEx Corp. declined as management reduced its earnings guidance for the 2019 fiscal year, attributable in part to weaker economic growth in Europe and pressures from China. Towards the end of the reporting period, the stock price performance was hampered by the ongoing U.S.-China trade war, along with investors’ concerns regarding internet retailing giant Amazon.com Inc.’s launch of its own shipping platform. (The Fund does not hold a position in Amazon.)

Conversely, key contributors to the Fund’s performance relative to its benchmark during the reporting period included holdings in Broadcom Corp., Essity Aktiebolag, and TE Connectivity. Broadcom Corp. is an American designer, developer, manufacturer and global supplier of a broad range of semiconductor and infrastructure software solutions. The company’s shares rallied during the reporting period as it reported solid results for the first quarter of its 2019 fiscal year. Essity Aktiebolag, a Swedish household products manufacturer, posted results for the fourth quarter of its 2018 fiscal year, driven by higher volumes, pricing and cost reductions. TE Connectivity Ltd. designs and manufactures connectors and sensors that can withstand harsh environments in the transportation, industrial and communication industries. The company’s earnings for the second quarter of its 2019 fiscal year indicated that revenues were roughly in line with consensus expectations. However, operating margins significantly improved and the company’s earnings per share (EPS) exceeded the high end of its previous guidance due to strong cost controls. This, in turn, drove its share price higher.

Regarding the use of derivatives during the reporting period, we continued to hedge a portion of the Fund’s currency exposure to the euro during the reporting period.

The Fund earns income through a combination of investing in companies that pay dividends and implementing a dividend capture strategy. In a dividend capture trade, the Fund sells a stock on or shortly after the stock’s ex-dividend date and reinvests the sales proceeds into one or more other stocks that are expected to pay dividends before the next dividend payment on the stock that it is selling. While employing this strategy, the Fund purchases companies that pay regular and/or special dividends. Over the six-month period ended April 30, 2019, the Fund issued total distributions of $0.39 per share.

Outlook

While the global financial markets and the Fed digest economic data releases in an effort to determine the trajectory of monetary policy in the developed world, we think that there is perhaps the dawning realization that the ever-increasing indebtedness of nations is actually the obstacle to growth. In our opinion, politics and national self-interest look set to remain key themes in 2019 as economic growth remains subdued. We think that the potential for China to move from a net external saver to a country with an external deficit may raise questions about potential currency depreciation and, with it, the possibility of the country exporting deflation at a time of rising indebtedness. We believe that trade talks will continue between the U.S. and China with plenty of interpretation of the respective country’s stances.

We generally have been cautious on global equity markets in terms of the expansion of price/earnings multiples2 ascribed to corporations given the still fairly muted backdrop of economic growth. Trade tensions are perhaps just a different dimension of sluggish domestic conditions but, nonetheless, we believe that increased trade barriers are just another obstacle for economic growth.

Global equity markets have responded to the policy shift, but, in our judgment, this does little more than highlight the fragility of the financial system. We believe that political risk, debt, potential disruption to supply chains from protectionism, the inversion of the U.S. Treasury yield curve (which historically has been a harbinger of

Aberdeen Global Dynamic Dividend Fund     3

Report of the Investment Adviser (unaudited) (concluded)

recession), all point to a market that may be susceptible to higher periods of volatility. These present a challenging environment to navigate. We made some changes to the Fund’s portfolio during the period of heightened volatility towards the end of 2018, and we anticipate that we will have the opportunity to build some of these exposures over the remainder of 2019. We think it is important to stress that these are in line with our process and philosophy – i.e., stock-specific – as we seek to use periods of market volatility to invest in strong businesses at attractive valuations. As always, we focus on the binding themes at our core: diversification,3 business strength, discipline and monitoring risk at the company level.

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market nvestments. Equity stocks of small and mid-cap companies carry greater risk, and more volatility, than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk.

Aberdeen Asset Managers Limited

1   The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2   The price/earnings multiple comprises the current market price of a stock divided by the earnings per share.

3   Diversification does not ensure a profit or protect against a loss in a declining market.

4     Aberdeen Global Dynamic Dividend Fund

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s benchmark, the MSCI All Country (AC) World Index, for the 6-month, 1-year, 3-year, 5-year and 10-year periods ended April 30, 2019.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (“NAV”)	6.6%	3.1%	11.3%	7.9%	9.8%
Market Price	9.2%	-1.2%	12.6%	7.5%	7.3%
Benchmark	9.7%	5.6%	12.0%	7.5%	11.7%

Aberdeen Asset Managers Limited assumed responsibility for the management of the Fund as investment adviser on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Effective May 4, 2018 Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees or limit expenses. This contract may not be terminated before May 4, 2020. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund Shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees and expenses charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV or market price, as applicable, at the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenagd.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers based on the six month period ended April 30, 2019, was 1.38%. The annualized net expense ratio, net of fee waivers based on the six month period ended April 30, 2019, was 1.24%. The annualized net operating expenses, net of fee waivers and excluding interest expense based on the six month period ended April 30, 2019, was 1.16%.

Amounts listed as “–” are 0% or round to 0%.

Aberdeen Global Dynamic Dividend Fund     5

Portfolio Composition (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. An industry classification standard sector can include more than one industry group. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS sectors, are comprised of several industries. As of April 30, 2019, the Fund held 103.0% of its net assets in equities and (3.0)% in liabilities in excess of other assets.

Top Sectors	As a Percentage of Net Assets
Financials	18.0%
Information Technology	13.3%
Industrials	11.6%
Health Care	10.4%
Consumer Discretionary	10.0%
Consumer Staples	8.6%
Communication Services	7.3%
Energy	7.2%
Materials	6.0%
Utilities	5.4%
Real Estate	4.3%
Exchange-Traded Funds	0.9%
Liabilities in Excess of Other Assets	(3.0%	)
	100.0%

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of April 30, 2019:

Countries	As a Percentage of Net Assets
United States	49.0%
United Kingdom	8.0%
France	6.5%
Switzerland	5.6%
Japan	4.0%
Germany	3.6%
Sweden	3.2%
Canada	3.0%
Finland	2.9%
Brazil	2.5%
Other	11.7%
100.0%

6     Aberdeen Global Dynamic Dividend Fund

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of April 30, 2019:

Name of Security	As a Percentage of Net Assets
Apple, Inc.	2.2%
AXA SA	1.7%
Bouygues SA	1.7%
Microsoft Corp.	1.4%
TE Connectivity Ltd.	1.4%
Intel Corp.	1.4%
Cisco Systems, Inc.	1.4%
Bayer AG	1.3%
Vodafone Group PLC	1.3%
Infraestructura Ene-2rgetica Nova SAB de CV	1.3%

Aberdeen Global Dynamic Dividend Fund     7

Portfolio of Investments (unaudited)

As of April 30, 2019

	Shares	Value
LONG-TERM INVESTMENTS—103.0%
COMMON STOCKS—100.9%
AUSTRALIA—1.2%
Consumer Staples—1.2%
Treasury Wine Estates Ltd.(a)	140,900	$1,709,075
BRAZIL—2.5%
Consumer Discretionary—1.0%
Arezzo Industria e Comercio SA	102,200	1,329,270
Industrials—1.5%
CCR SA	379,600	1,131,704
Cosan Logistica SA(b)	250,900	931,653
		2,063,357
Total Brazil		3,392,627
CANADA—3.0%
Energy—1.3%
Enbridge, Inc.	48,400	1,787,896
Industrials—0.8%
Canadian Pacific Railway Ltd.(c)	4,900	1,097,943
Materials—0.9%
Barrick Gold Corp.	102,950	1,309,524
Total Canada		4,195,363
CHINA—0.4%
Industrials—0.4%
CRRC Corp. Ltd., Class H(a)	693,650	605,949
FINLAND—2.9%
Information Technology—1.0%
Nokia OYJ(a)	264,100	1,387,743
Materials—1.9%
Stora Enso OYJ, R Shares(a)	111,300	1,386,076
UPM-Kymmene OYJ(a)	43,056	1,215,678
		2,601,754
Total Finland		3,989,497
FRANCE—6.5%
Energy—1.0%
TOTAL SA(c), ADR	23,500	1,308,245
Financials—1.7%
AXA SA(a)	90,600	2,415,989
Industrials—2.7%
Alstom SA(a)	31,500	1,385,911
Bouygues SA(a)	61,450	2,313,123
		3,699,034
Utilities—1.1%
Veolia Environnement SA(a)	65,500	1,549,237
Total France		8,972,505

8     Aberdeen Global Dynamic Dividend Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
GERMANY—3.6%
Financials—1.2%
Deutsche Boerse AG(a)	12,100	$1,616,830
Health Care—1.3%
Bayer AG	27,725	1,845,259
Information Technology—1.1%
Infineon Technologies AG(a)	65,900	1,562,199
Total Germany		5,024,288
HONG KONG—1.3%
Financials—1.3%
AIA Group Ltd.(a)	175,100	1,792,925
INDONESIA—1.0%
Communication Services—1.0%
Tower Bersama Infrastructure Tbk PT(a)	4,899,200	1,359,591
JAPAN—4.0%
Consumer Staples—0.9%
Japan Tobacco, Inc.(a)	53,700	1,240,879
Financials—0.8%
Mitsubishi UFJ Financial Group, Inc.(a)	231,200	1,147,105
Real Estate—2.3%
Daito Trust Construction Co. Ltd., REIT(a)	12,300	1,647,011
LaSalle Logiport REIT(a)	1,350	1,448,109
		3,095,120
Total Japan		5,483,104
LUXEMBOURG—0.8%
Materials—0.8%
ArcelorMittal(c)	52,800	1,153,152
MEXICO—1.3%
Utilities—1.3%
Infraestructura Energetica Nova SAB de CV	415,500	1,815,837
NETHERLANDS—1.5%
Communication Services—0.5%
RTL Group SA(a)	11,975	674,769
Consumer Staples—1.0%
Unilever NV, CVA(a)	23,500	1,421,857
Total Netherlands		2,096,626
NORWAY—0.5%
Financials—0.5%
DNB ASA	35,100	674,126
PORTUGAL—1.0%
Communication Services—1.0%
NOS SGPS SA(a)	202,737	1,362,564

Aberdeen Global Dynamic Dividend Fund     9

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
SINGAPORE—1.3%
Financials—1.3%
Oversea-Chinese Banking Corp. Ltd.(a)	198,500	$1,768,287
SOUTH KOREA—1.2%
Materials—1.2%
LG Chem Ltd.(a)	5,500	1,706,119
SPAIN—2.0%
Financials—0.8%
Banco Bilbao Vizcaya Argentaria SA(a)	180,400	1,096,985
Industrials—1.2%
Ferrovial SA(a)	68,288	1,683,957
Total Spain		2,780,942
SWEDEN—3.2%
Consumer Staples—1.3%
Essity AB, Class B(a)	60,300	1,787,949
Financials—0.8%
Swedbank AB, A Shares(a)	65,200	1,065,317
Industrials—1.1%
Volvo AB, B Shares(a)	94,500	1,514,497
Total Sweden		4,367,763
SWITZERLAND—5.6%
Consumer Staples—1.2%
Nestle SA(a)	18,000	1,732,997
Financials—2.2%
UBS Group AG(a)(b)	94,700	1,269,875
Zurich Insurance Group AG(a)	5,400	1,721,346
		2,991,221
Health Care—2.2%
Novartis AG(a)	18,700	1,532,279
Roche Holding AG(a)	5,900	1,556,794
		3,089,073
Total Switzerland		7,813,291
UNITED KINGDOM—8.0%
Communication Services—2.3%
BT Group PLC, ADR	87,600	1,321,884
Vodafone Group PLC(a)	981,000	1,819,631
		3,141,515
Consumer Discretionary—0.2%
Fiat Chrysler Automobiles NV	22,238	342,688
Energy—1.2%
BP PLC, ADR(c)	36,600	1,600,518

10     Aberdeen Global Dynamic Dividend Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Financials—1.1%
Standard Chartered PLC(a)	173,300	$1,584,512
Health Care—2.0%
Dechra Pharmaceuticals PLC(a)	39,300	1,365,894
GlaxoSmithKline PLC, ADR	34,200	1,406,646
		2,772,540
Industrials—1.2%
Melrose Industries PLC(a)	633,666	1,676,647
Total United Kingdom		11,118,420
UNITED STATES—48.1%
Communication Services—2.5%
Activision Blizzard, Inc.	13,500	650,835
Alphabet, Inc., Class C(b)(c)	1,500	1,782,720
AT&T, Inc.	33,200	1,027,872
		3,461,427
Consumer Discretionary—8.8%
Aptiv PLC(c)	19,900	1,705,430
Dollar General Corp.(c)	12,500	1,576,125
Lennar Corp., Class A(c)	28,800	1,498,464
Lowe’s Cos., Inc.(c)	15,600	1,764,984
MGM Resorts International	54,700	1,456,661
Target Corp.(c)	18,800	1,455,496
TJX Cos., Inc. (The)(c)	25,000	1,372,000
Whirlpool Corp.(c)	10,400	1,443,728
		12,272,888
Consumer Staples—3.0%
Kraft Heinz Co. (The)	32,500	1,080,300
Molson Coors Brewing Co., Class B(c)	22,400	1,437,856
Mondelez International, Inc.(c), Class A	31,300	1,591,605
		4,109,761
Energy—3.7%
EOG Resources, Inc.	13,500	1,296,675
Helmerich & Payne, Inc.	14,900	871,948
Kinder Morgan, Inc.	84,000	1,669,080
Schlumberger Ltd.(c)	29,100	1,241,988
		5,079,691
Financials—6.3%
American International Group, Inc.(c)	26,200	1,246,334
Bank of America Corp.(c)	54,400	1,663,552
Citigroup, Inc.(c)	23,400	1,654,380
Evercore, Inc., Class A	12,800	1,247,104
Huntington Bancshares, Inc.	95,500	1,329,360
Wells Fargo & Co.(c)	32,900	1,592,689
		8,733,419

Aberdeen Global Dynamic Dividend Fund     11

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES (continued)
Health Care—4.9%
Allergan PLC(c)	9,700	$1,425,900
Bristol-Myers Squibb Co.(c)	26,600	1,235,038
Medtronic PLC(c)	15,600	1,385,436
Pfizer, Inc.(c)	29,200	1,185,812
UnitedHealth Group, Inc.(c)	6,600	1,538,262
		6,770,448
Industrials—2.7%
Delta Air Lines, Inc.(c)	28,900	1,684,581
FedEx Corp.(c)	7,400	1,402,004
Raytheon Co.(c)	3,900	692,601
		3,779,186
Information Technology—10.0%
Apple, Inc.(c)	15,300	3,070,251
Broadcom, Inc.(c)	5,700	1,814,880
Cisco Systems, Inc.	33,300	1,863,135
Intel Corp.(c)	36,900	1,883,376
Leidos Holdings, Inc.	18,200	1,337,336
Microsoft Corp.(c)	14,900	1,945,940
TE Connectivity Ltd.(c)	20,000	1,913,000
		13,827,918
Materials—1.2%
Warrior Met Coal, Inc.	53,100	1,646,100
Real Estate—2.0%
Digital Realty Trust, Inc., REIT(c)	12,100	1,424,291
GEO Group, Inc. (The), REIT	71,500	1,431,430
		2,855,721
Utilities—3.0%
Clearway Energy, Inc., Class A	40,800	627,096
CMS Energy Corp.(c)	19,500	1,083,225
FirstEnergy Corp.	23,000	966,690
NextEra Energy, Inc.(c)	8,000	1,555,520
		4,232,531
Total United States		66,769,090
Total Common Stocks		139,951,141
EXCHANGE-TRADED FUNDS—0.9%
UNITED STATES—0.9%
iShares Nasdaq Biotechnology ETF	12,200	1,298,324
Total Exchange-Traded Funds		1,298,324

12     Aberdeen Global Dynamic Dividend Fund

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2019

	Shares	Value
PREFERRED STOCKS—1.2%
SOUTH KOREA—1.2%
Information Technology—1.2%
Samsung Electronics Co., Ltd.(a)	52,400	$1,671,624
Total Preferred Stocks		1,671,624
Total Long-Term Investments—103.0% (cost $128,824,297)		142,921,089
Total Investments—103.0% (cost $128,824,297)(d)		142,921,089
Liabilities in excess of other assets—(3.0)%		(4,215,539)
Net Assets—100.0%		$138,705,550

(a)         Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)        Non-income producing security.

(c)         All or a portion of the security has been designated as collateral for the line of credit.

(d)        See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR                    American Depositary Receipt

CVA                     Dutch Certificate

ETF                        Exchange-Traded Fund

REIT                    Real Estate Investment Trust

At April 30, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation
United States Dollar/Euro 07/11/2019	Citibank N.A.	USD	3,055,150	EUR	2,700,000	$3,046,445	$ 8,705
Total Forwards—Sales							$3,046,445

See Notes to Financial Statements.

Aberdeen Global Dynamic Dividend Fund     13

Statement of Assets and Liabilities (unaudited)

As of April 30, 2019

Assets:
Investments, at value (cost $128,824,297)	$ 142,921,089
Cash	15,149
Foreign currency, at value (cost $2,558)	2,568
Receivable for investments sold	6,194,135
Interest and dividends receivable	1,100,423
Unrealized appreciation on forward foreign currency exchange contracts	8,705
Tax reclaim receivable	590,911
Other receivables	7,060
Prepaid expenses	15,793
Total assets	150,855,833

Liabilities:
Line of credit payable (Note 6)	8,893,556
Payable for investments purchased	3,032,058
Investment management fees payable (Note 3)	98,408
Interest expense on line of credit	25,123
Investor relations fees payable (Note 3)	5,462
Administration fees payable (Note 3)	3,794
Trustee fees	3,162
Other accrued expenses	88,720
Total liabilities	12,150,283

Net Assets	$138,705,550

Composition of Net Assets:
Paid-in capital in excess of par	$134,347,817
Distributable earnings	4,357,733
Net Assets	$138,705,550
Net asset value per share based on 12,549,582 shares issued and outstanding	$ 11.05

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14     Aberdeen Global Dynamic Dividend Fund

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2019

Net Investment Income:

Income
Dividends (net of foreign withholding taxes of $540,045)	$6,468,865
Interest and other income	22,857
Total investment income	6,491,722
Expenses:
Investment management fee (Note 3)	667,310
Reports to shareholders and proxy solicitation	33,683
Investor relations fees and expenses (Note 3)	32,963
Administration fee (Note 3)	28,658
Independent auditors’ fees and expenses	21,732
Legal fees and expenses	19,195
Custodian’s fees and expenses	18,980
Trustees’ fees and expenses	14,603
Transfer agent’s fees and expenses	9,500
Miscellaneous	19,360
Total expenses before reimbursed/waived expenses	865,984
Interest expense (Note 10)	50,482
Total operating expenses before reimbursed/waived expenses	916,466
Less: Expenses waived (Note 3)	(91,822)
Net expenses	824,644

Net Investment Income	5,667,078
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	393,431
Forward foreign currency exchange contracts	90,665
Foreign currency transactions	49,572
533,668
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	1,861,125
Forward foreign currency exchange contracts	(41,936)
Foreign currency translation	(1,888)
1,817,301
Net realized and unrealized gain from investments and foreign currency related transactions	2,350,969
Net Increase in Net Assets Resulting from Operations	$8,018,047

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Dynamic Dividend Fund     15

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2019 (unaudited)	For the Year Ended October 31, 2018
Increase/(decrease) in net assets:

Operations:
Net investment income	$ 5,667,078	$ 7,597,411
Net realized gain from investments, forward foreign currency exchange contracts and foreign currency transactions	533,668	6,662,407
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency transactions	1,817,301	(12,320,233)
Net increase in net assets resulting from operations	8,018,047	1,939,585
Distributions to shareholders from:
Distributable earnings	(4,894,337)	(9,713,880)
Tax return of capital	–	(74,794)
Net decrease in net assets from distributions	(4,894,337)	(9,788,674)
Change in net assets resulting from operations	3,123,710	(7,849,089)
Net assets:
Beginning of period	135,581,840	143,430,929
End of period	$138,705,550	$135,581,840

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

16     Aberdeen Global Dynamic Dividend Fund

Financial Highlights

	For the Six-Month Period Ended April 30, 2019		For the Fiscal Years Ended October 31,
	(unaudited)		2018 (a)	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period	$10.80		$11.43	$9.96	$10.79	$11.16	$11.06	(b)
Net investment income	0.45	(c)	0.61 (c)	0.75	0.70	0.80	0.70
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	0.19		(0.46)	1.50	(0.75)	(0.41)	0.16
Total from investment operations applicable to common shareholders	0.64		0.15	2.25	(0.05)	0.39	0.86
Distributions to common shareholders from:
Net investment income	(0.39)		(0.77)	(0.77)	(0.75)	(0.77)	(0.76)
Tax return of capital	–		(0.01)	(0.01)	(0.03)	–	–
Total distributions	(0.39)		(0.78)	(0.78)	(0.78)	(0.77)	(0.76)
Capital Share Transactions:
Anti-Dilutive effect of share repurchase program	–		–	–	–	0.01	–
Net asset value per common share, end of period	$11.05		$10.80	$11.43	$9.96	$10.79	$11.16
Market price, end of period	$9.70		$9.25	$10.64	$8.42	$9.07	$9.78
Total Investment Return Based on(d):
Market price	9.21%		(6.37% )	36.68%	1.61%	0.35%	5.86%
Net asset value	6.55%		1.76%	24.13%	1.04%	4.62%	8.78%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$138,706		$135,582	$143,431	$124,996	$135,417	$140,707
Net operating expenses, net of fee waivers	1.24%	(f)	1.19%	1.21%	1.14%	1.19%	1.42%
Net operating expenses, excluding fee waivers	1.38%	(f)	1.27%	– (g)	– (g)	– (g)	–	(g)
Net operating expenses, net of fee waivers and excluding interest expense	1.16%	(f)	1.16%	1.17%	1.14%	1.15%	1.39%
Net investment income	8.49%	(f)	5.20%	6.87%	6.90%	7.05%	6.22%
Portfolio turnover	76%	(e)	80%	89%	97%	120%	110%
Line of credit payable outstanding (000 omitted)	$8,894		$–	$2,920	$–	$–	$4,762
Asset coverage ratio on revolving credit facility at period end	1,660%		–	– (h)	– (h)	– (h)	–	(h)
Asset coverage per $1,000 on line of credit payable at period end	$16,596		$–	$48,124	$–	$–	$30,545

(a) Beginning with year ended October 31, 2018, the Fund has been audited by KPMG. Previous years were audited by different independent registered public accounting firms.

(b) On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and per share information through January 20, 2014 have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value per share increased correspondingly.

(c) Net investment income is based on average shares outstanding during the period.

(d) Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(e) Not annualized.

(f)  Annualized.

(g) Effective to May 4, 2018, the Fund entered into an expense limitation agreement with Aberdeen Asset Managers Limited, the Fund’s Adviser. Prior to this, there was no such agreement in place.

(h) The Fund did not disclose asset coverage ratio on line of credit payable in prior years.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Dynamic Dividend Fund     17

Notes to Financial Statements (unaudited)

April 30, 2019

1. Organization

Aberdeen Global Dynamic Dividend Fund (the “Fund”) formerly known as “Alpine Global Dynamic Dividend Fund”, is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

Effective May 4, 2018, Aberdeen Asset Managers Limited (“AAML” or the “Investment Adviser”) replaced Alpine Woods as the Fund’s Investment Adviser and the Fund was renamed as the Aberdeen Global Dynamic Dividend Fund.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Trustees (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation

18     Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Derivative instruments are valued at fair value. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12- month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act as of 1940, as amended (the “1940 Act”), and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$85,825,435	$54,125,706	$–	$139,951,141
Exchange-Traded Funds	1,298,324	–	–	1,298,324
Preferred Stocks	–	1,671,624	–	1,671,624
Total	$87,123,759	$55,797,330	$–	$142,921,089
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$ –	$ 8,705	$–	$ 8,705
Total Assets	$87,123,759	$55,806,035	$–	$142,929,794

Amounts listed as “–” are $0 or round to $0.

For the six-month period ended April 30, 2019, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)        market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the valuation time; and

(ii)     purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

Aberdeen Global Dynamic Dividend Fund     19

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner.

They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either or in absolute terms. The use of forward contracts allows for the separation of investment decision-making between foreign securities holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations.

During the six-month period ended April 30, 2019, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

20      Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above.

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$8,705	Unrealized depreciation on forward foreign currency exchange contracts	$–
Total		$8,705		$–

Amounts listed as “—” are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2019 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
		Assets				Liabilities
Forward foreign currency(2)
Citibank N.A.	$8,705	$–	$–	$8,705	$–	$–	$–	$–

(1) In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2) Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.

(3) Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Global Dynamic Dividend Fund     21

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2019:

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions	$90,665	$(41,936)
Total		$90,665	$(41,936)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2019. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2019.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$–
Sale Forward Foreign Currency Contracts	$3,140,427

The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Distributions:

The Fund intends to make regular monthly distributions of net investment income to holders of common shares. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any.

Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

22     Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

h. Equity Linked Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities. The Fund did not hold equity-linked structured notes as of April 30, 2019.

3. Agreements and Transactions with Affiliates

a. Investment Adviser

AAML serves as the Fund’s Adviser pursuant to an investment advisory agreement (the “Advisory Agreement”) agreement with the Fund. As compensation for its services to the Fund, AAML receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

Effective May 4, 2018, AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through May 4, 2020. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses) from exceeding 1.16% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the six-month period ended April 30, 2019 pursuant to the Expense Limitation Agreement was $91,822.

AAML may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by AAML is not permitted.

As of April 30, 2019 to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML for the Fund, based on expenses reimbursed by AAML, including adjustments described above, would be:

Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Six Months Period 2019 (Expires 4/30/22)	Total*
$115,457	$91,822	$207,279

*        Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

b. Fund Administrator, Custodian and Fund Accounting Agent

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

c. Transfer Agent

DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., serves as the transfer agent to the Fund.

DST is paid on the basis of net assets, per account fees and certain transaction costs.

d. Investor Relations

Under the terms of the Investor Relations Services Agreement, Aberdeen Standard Investments, Inc. (“ASII”), an affiliate of AAML, provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average

Aberdeen Global Dynamic Dividend Fund     23

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2019, the Fund incurred investor relations fees of approximately $32,963. For the six-month period ended April 30, 2019, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2019, were $112,447,257 and $102,892,814, respectively.

5. Capital

As of April 30, 2019, there were 12,549,582 shares of common stock issued and outstanding

6. Line of Credit

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”), which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.85% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to the maximum allowable amount under the Investment Company Act of 1940, as amended, of the total assets for extraordinary or emergency purposes, which is generally 33 and 1/3% of total assets, but may exceed that under certain market conditions. Additionally, the Fund is permitted to borrow up to 10% of the total assets for investment purposes. On April 30, 2019, the amount available for investment purposes was $14,292,109. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the six-month period ended April 30, 2019, the average borrowing by the Fund was $4,978,100 with an average rate on borrowings of 3.34%. During the six-month period ended April 30, 2019, the maximum borrowing by the Fund was $14,342,228. Interest expense related to the line of credit for the six-month period ended April 30, 2019, was $50,482. As of April 30, 2019, the outstanding balance of the loan was $8,893,556.

7. Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2019, the Fund did not repurchase any shares through the Program.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

24     Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2019 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$130,642,526	$18,189,867	$(5,911,304)	$12,278,563

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 was as follows:

	October 31, 2018	October 31, 2017
Distributions paid from:
Ordinary Income	$9,713,880	$9,652,957
Net long-term capital gains	–	–
Tax return of capital	74,794	135,717
Total tax character of distributions	$9,788,674	$9,788,674

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(10,299,898)
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	11,533,921
Total accumulated earnings/(losses) – net	$1,234,023

*                    On October 31, 2018, the Fund had a net capital loss carryforward of $(10,299,898) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. Pre-enactment capital loss carryforwards expire as follows:

Amounts	Expires
$10,299,898	Unlimited (Short-Term)

**                The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between the tax deferral of wash sales and straddles, the realization of unrealized gains forward contracts, and other timing differences and passive foreign investment company gain/(loss).

Aberdeen Global Dynamic Dividend Fund     25

Notes to Financial Statements (unaudited) (concluded)

April 30, 2019

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2019.

On May 9, 2019 and June 11, 2019, the Fund announced that it will pay on May 31, 2019 and June 28, 2019, respectively, a distribution of $0.065 per share to all shareholders of record as of May 22, 2019 and June 21, 2019.

26     Aberdeen Global Dynamic Dividend Fund

Dividend Reinvestment Plan (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of

Aberdeen Global Dynamic Dividend Fund     27

Dividend Reinvestment Plan (unaudited) (concluded)

common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, DST Asset Manager Solutions, Inc., c/o Aberdeen Funds, 333 West 11th Street, Kansas City, MO 64105 or by calling toll-free 1 (800) 522-5465.

28     Aberdeen Global Dynamic Dividend Fund

Corporate Information

Trustees

Martin Gilbert
Nancy Yao Maasbach
P. Gerald Malone, Chairman
John Sievwright

Officers

Christian Pittard, President
Joseph Andolina, Chief Compliance Officer and Vice President,

Compliance
Megan Kennedy, Vice President and Secretary
Andrea Melia, Treasurer and Chief Financial Officer
Martin Connaghan, Vice President
Jeffrey Cotton, Vice President
Joshua Duitz, Vice President
Alan Goodson, Vice President
Bev Hendry, Vice President
Lucia Sitar, Vice President
Sharon Ferrari, Assistant Treasurer
Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator and Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Transfer Agent

DST Asset Manager Solutions, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Asset Managers Limited

The Financial Statements as of April 30, 2019, included in this report were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Dynamic Dividend Fund are traded on the NYSE under the symbol “AGD”. Information about the Fund’s net asset value and market price is available at www.aberdeenagd.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Dynamic Dividend Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AGD SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are

effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Dynamic Dividend Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Global Dynamic Dividend Fund

Date: July 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Global Dynamic Dividend Fund

Date: July 2, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of Aberdeen Global Dynamic Dividend Fund

Date: July 2, 2019